UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 18, 2021

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	5200	82-5144171
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Closing on Overallotment Option in Initial Public Offering

As previously announced, on May 11, 2021, iPower Inc., a Nevada corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co., a Delaware limited liability company (“D.A. Davidson”), pursuant to which D.A. Davidson agreed to act as the lead underwriter in the initial public offering (the “Initial Public Offering”) of up to 3,864,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial public offering price of $5.00 per share. The Initial Public Offering closed on May 14, 2021, with the sale of 3,360,000 shares of the Company’s Common Stock for gross proceeds of $16.80 million, and on May 21, 2021, the Company closed on the $2.52 million overallotment option (the “Overallotment Option”) through the sale of an additional 504,000 shares at a purchase price of $5.00 per share.

D.A. Davidson, Roth Capital Partners, LLC and US Tiger Securities Inc. (the “Underwriters”) acted as joint book running managers and as representatives for the underwriters in the offering.

Acquisition of Variable Interest Entities

On May 18, 2021, the Company entered into equity purchase agreements (“Equity Purchase Agreements”) with the shareholders of each of our variable interest entities, E Marketing Solutions, Inc. (“E Marketing”) and Global Product Marketing Inc. (“GPM”), pursuant to which we acquired 100% of the equity interests of each of E Marketing and GPM. The Company paid nominal consideration of $10.00 for the acquisition of each of E Marketing and GPM, entities that were 100% owned, respectively, by our long-time shareholder, Shanshan Huang, and our Chief Executive Officer and Chairman, Chenlong Tan.

The foregoing description of the Equity Purchase Agreements is qualified in its entirety by reference to such agreements, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On May 21, 2021, the Company issued a press release disclosing the Underwriters’ exercise of the Overallotment Option. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	E Marketing Solutions Inc. Equity Purchase Agreement, dated May 18, 2021, between iPower Inc. and Shanshan Huang.
10.2	Global Products Marketing Inc. Equity Purchase Agreement, dated May 18, 2021, between iPower Inc. and Chenlong Tan.
99.1	Press Release, dated May 21, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2021

iPOWER INC.

By:	/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

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